UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2017

Generac Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34627	20-5654756
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

S45 W29290 Hwy. 59
Waukesha, Wisconsin	53189
(Address of principal executive offices)	(Zip Code)

(262) 544-4811

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15, 2017, Generac Holdings Inc. (“the Company”) held its annual meeting of stockholders in Waukesha, Wisconsin. At the meeting, the Company’s stockholders (1) elected each of the Company’s director nominees listed below for a three year term; (2) approved the performance measures in the 2010 Equity Incentive Plan; (3) approved the Annual Performance Bonus Plan; (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017; (5) approved an advisory, non-binding resolution to approve the compensation of the Company’s named executive officers and (6) approved a one year “say-on-pay frequency” of shareholder votes on compensation for the Company’s named executive officers on an advisory basis:

Proposal No.1 — Election of Directors

Name	Votes For	Withhold	Broker Non-Votes

Todd A. Adams	45,372,009	10,786,740	4,195,815

Bennett Morgan	49,210,981	6,947,768	4,195,815

Dominick Zarcone	55,678,201	480,548	4,195,815

Proposal No. 2 — Approval of the Performance Measures Included in the 2010 Equity Incentive Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,110,385	19,996,565	51,799	4,195,815

Proposal No. 3 — Approval of the Annual Performance Bonus Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,354,322	8,774,567	29,860	4,195,815

Proposal No. 4 — Ratification of the Appointment of Deloitte & Touche, LLP

Votes For	Votes Against	Abstentions
59,461,048	862,213	31,303

Proposal No. 5 — Advisory Vote on Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,240,761	8,895,718	22,270	4,195,815

Proposal No. 6 — Advisory Vote on Frequency of the Vote on Executive Compensation

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
50,071,143	30,778	5,114,034	35,561	5,103,048

In light of these voting results and other factors, the Company’s Board of Directors, at its meeting held June 15, 2017, determined that the Company will hold an annual advisory non-binding vote on executive compensation, until the next required vote on the frequency of the stockholder advisory vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 16, 2017		GENERAC HOLDINGS INC.

	By:	/s/ Raj Kanuru
Raj Kanuru
SVP, General Counsel & Secretary

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